Exhibit 99.1

TXI REPORTS SECOND QUARTER RESULTS

January 4, 2007 – Dallas, Texas - Texas Industries, Inc. (NYSE – TXI) today reported net income of $28.7 million ($1.09 per share) for the quarter ended November 30, 2006.  The quarter included $12.9 million ($.47 per share) in after-tax income as a result of cash received from the settlement of the long-standing U.S. antidumping order on Mexican cement.  For the same quarter last year, the Company reported net income of $6.2 million ($.26 per share).

“Construction activity in Texas, TXI’s primary market, remains solid,” stated Mel Brekhus, Chief Executive Officer.  “While residential construction has declined considerably in the California market, highway and other public works construction sectors are improving.”

“Operating margins continued to expand during the quarter.  Our focus on operational improvements in combination with the trend of increasing product prices should result in significant margin expansion in the coming quarters as well.  The Company has announced cement price increases of $12 per ton for the Texas and California markets, effective January 1 and March 1, 2007, respectively.”

Net sales for the quarter improved 11% compared to a year ago.  Realized prices for cement increased 12%, stone, sand and gravel increased 17% and ready-mix concrete increased 9%.  Cement and ready-mix concrete shipments remained stable while stone, sand and gravel shipments declined 6% as a result of the expiration of a low margin supply contract and the insufficient availability of rail transportation in our North Texas market.

Overall energy costs declined compared to those of a year ago.  Scheduled maintenance at the North Texas cement plant had approximately the same impact on results as in last year’s second quarter.  Selling, general and administrative expenses increased $15.3 million compared to last year’s quarter as stock-based compensation increased $6.6 million and incentive compensation expense increased $6.2 million.  Interest expense declined $3.2 million primarily as a result of the capitalization of interest relating to the California cement plant modernization and expansion.  Other income for the current quarter included pre-tax income of $19.8 million relating to the settlement distributions mentioned earlier.

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“The expansion and modernization of our California cement plant remains on schedule and on budget,” continued Brekhus.  “This project and two others in Texas will expand TXI’s annual cement manufacturing capacity from today’s 5 million tons to 7.5 million tons over the next four-to-five years.”

A teleconference will be held today, January 4, 2007 at 1:00 p.m. Central Standard Time to further discuss second quarter results.  A real-time webcast of the conference is available by logging on to TXI’s website at www.txi.com.

Certain statements contained in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward looking statements.  Potential risks and uncertainties include, but are not limited to, the impact of competitive pressures and changing economic and financial conditions on the Company’s business, construction activity in the Company’s markets, abnormal periods of inclement weather, unexpected periods of equipment downtime, changes in costs of raw materials, fuel and energy, the impact of environmental laws and other regulations and risks and uncertainties described in the Company’s reports on SEC Forms 10-K, 10-Q and 8-K.

TXI is the largest producer of cement in Texas and a major cement producer in California. TXI is also a major supplier of construction aggregates, ready-mix concrete and concrete products.

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CONSOLIDATED STATEMENTS OF OPERATIONS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

	Three months ended November 30,		Six months ended November 30,

In thousands except per share	2006	2005	2006	2005

NET SALES	$245,832	$220,764	$517,484	$462,648
Cost of products sold	194,057	197,935	399,395	392,156

GROSS PROFIT	51,775	22,829	118,089	70,492
Selling, general and administrative	30,147	14,832	51,205	38,060
Interest	4,643	7,851	10,185	17,115
Loss on debt retirements and spin-off charges	—	107	—	112,391
Other income	(24,800)	(8,161)	(28,351)	(12,302)

	9,990	14,629	33,039	155,264

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	41,785	8,200	85,050	(84,772)
Income taxes (benefit)	13,133	2,006	26,967	(30,942)

INCOME (LOSS) FROM CONTINUING OPERATIONS	28,652	6,194	58,083	(53,830)
Income from discontinued operations – net of income taxes	—	—	—	8,691

NET INCOME (LOSS)	$28,652	$6,194	$58,083	$(45,139)

Basic earnings (loss) per share
Income (loss) from continuing operations	$1.19	$.27	$2.42	$(2.35)
Income from discontinued operations	—	—	—	.38

Net income (loss)	$1.19	$.27	$2.42	$(1.97)

Diluted earnings (loss) per share
Income (loss) from continuing operations	$1.09	$.26	$2.21	$(2.35)
Income from discontinued operations	—	—	—	.38

Net income (loss)	$1.09	$.26	$2.21	$(1.97)

Average shares outstanding
Basic	24,001	23,020	23,980	22,921
Diluted	27,602	23,671	27,558	22,921

Cash dividends per share	$.075	$.075	$.15	$.15

Major product shipments
Cement (tons)	1,239	1,241	2,627	2,583
Stone, sand and gravel (tons)	5,573	5,954	12,034	13,267
Ready-mix concrete (cubic yards)	979	971	1,959	2,012
Major product prices
Cement ($/ton)	$94.85	$84.94	$94.66	$83.42
Stone, sand and gravel ($/ton)	6.83	5.85	6.71	5.78
Ready-mix concrete ($/cubic yard)	74.76	68.51	74.33	67.72

CONSOLIDATED BALANCE SHEETS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

In thousands	November 30, 2006	May 31, 2006

	Unaudited
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$83,648	$84,139
Short-term investments	10,012	50,606
Receivables – net	129,517	132,849
Inventories	100,929	102,052
Deferred income taxes and prepaid expenses	15,475	33,599

TOTAL CURRENT ASSETS	339,581	403,245
OTHER ASSETS
Goodwill	58,395	58,395
Real estate and investments	131,513	125,913
Deferred charges and intangibles	22,271	22,706

	212,179	207,014
PROPERTY, PLANT AND EQUIPMENT
Land and land improvements	129,993	128,056
Buildings	41,839	42,069
Machinery and equipment	699,909	688,255
Construction in progress	226,393	95,094

	1,098,134	953,474
Less depreciation and depletion	503,070	483,163

	595,064	470,311

	$1,146,824	$1,080,570

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$75,557	$63,581
Accrued interest, wages and other items	54,371	55,059
Current portion of long-term debt	1,475	681

TOTAL CURRENT LIABILITIES	131,403	119,321
LONG-TERM DEBT	250,358	251,505
CONVERTIBLE SUBORDINATED DEBENTURES	159,655	159,725
DEFERRED INCOME TAXES AND OTHER CREDITS	78,186	76,955
SHAREHOLDERS’ EQUITY
Common stock, $1 par value	25,864	25,863
Additional paid-in capital	336,809	334,054
Retained earnings	218,715	169,696
Cost of common stock in treasury	(49,710)	(52,093)
Pension liability adjustment	(4,456)	(4,456)

	527,222	473,064

	$1,146,824	$1,080,570

CONSOLIDATED STATEMENTS OF CASH FLOWS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

	Six months ended November 30,

In thousands	2006	2005

OPERATING ACTIVITIES
Net income (loss)	$58,083	$(45,139)
Adjustments to reconcile net income (loss) to cash provided by continuing operating activities
Income from discontinued operations	—	(8,691)
Loss on debt retirements	—	107,006
Gain on asset disposals	(539)	(6,405)
Depreciation, depletion and amortization	22,284	22,319
Deferred income taxes (benefit)	8,511	(31,328)
Stock-based compensation expense	6,267	3,795
Excess tax benefits from stock-based compensation	(1,563)	—
Other – net	(2,724)	(1,025)
Changes in operating assets and liabilities
Receivables – net	2,816	11,957
Inventories	1,562	(7,695)
Prepaid expenses	2,365	(1,161)
Accounts payable and accrued liabilities	13,556	5,089

Cash provided by continuing operating activities	110,618	48,722
Cash used by discontinued operating activities	—	(7,114)

Net cash provided by operating activities	110,618	41,608
INVESTING ACTIVITIES
Capital expenditures – expansions	(106,177)	(12,019)
Capital expenditures – other	(41,279)	(17,884)
Proceeds from asset disposals	775	10,429
Purchases of short-term investments	(8,500)	(24,527)
Sales of short-term investments	49,000	—
Investments in life insurance contracts	(4,274)	(2,749)
Other – net	(105)	237

Cash used by continuing investing activities	(110,560)	(46,513)
Cash used by discontinued investing activities	—	(2,757)

Net cash used by investing activities	(110,560)	(49,270)
FINANCING ACTIVITIES
Long-term borrowings	—	250,000
Debt retirements	(355)	(600,351)
Debt issuance costs	—	(7,298)
Debt retirement costs	—	(96,029)
Stock option exercises	1,843	5,880
Excess tax benefits from stock-based compensation	1,563	—
Common dividends paid	(3,600)	(3,440)

Cash used by continuing financing activities	(549)	(451,238)
Cash provided by discontinued financing activities	—	340,587

Net cash used by financing activities	(549)	(110,651)

Decrease in cash and cash equivalents	(491)	(118,313)
Cash and cash equivalents at beginning of period	84,139	251,600

Cash and cash equivalents at end of period	$83,648	$133,287

Texas Industries, Inc. Consolidated Statements of Operations In $ Thousands

	FY2003	FY2004	FY2005	FY2006					FY2007

				Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

Shipments
Cement (Thousands of Tons)	4,900	5,298	5,394	1,342	1,241	1,164	1,389	5,136	1,388	1,239			2,627
Aggregates (Thousands of Tons)	19,003	22,282	23,616	7,313	5,954	5,417	6,562	25,246	6,461	5,573			12,034
Ready-mix (Thousands of Cubic Yards)	3,513	3,562	3,678	1,041	971	847	971	3,830	980	979			1,959
Price
Cement ($ per Ton)	68.90	68.48	75.05	82.02	84.94	89.62	92.00	87.14	94.48	94.85			94.66
Aggregates ($ per Ton)	5.55	5.43	5.68	5.73	5.85	6.40	6.42	6.08	6.61	6.83			6.71
Ready-mix ($ per Cubic Yard)	57.88	57.94	60.54	66.99	68.51	70.49	71.30	69.25	73.90	74.76			74.31
Net Sales
Cement	337,624	362,824	404,823	110,075	105,442	104,290	127,787	447,594	131,157	117,528			248,685
Aggregates	105,521	120,997	134,220	41,893	34,830	34,645	42,112	153,480	42,723	38,066			80,789
Ready-mix	203,349	206,394	222,680	69,753	66,536	59,732	69,233	265,254	72,442	73,142			145,584
Other	117,810	116,108	104,847	28,748	24,032	29,305	36,470	118,555	34,473	28,196			62,669
Interplant	(100,478)	(98,353)	(105,576)	(29,479)	(28,949)	(29,168)	(33,531)	(121,127)	(31,478)	(30,046)			(61,524)
Delivery Fees	54,292	59,209	73,809	20,894	18,873	17,959	22,440	80,166	22,335	18,946			41,281

Net Sales	718,118	767,179	834,803	241,884	220,764	216,763	264,511	943,922	271,652	245,832	—	—	517,484
Costs and Expenses (Income)
Cost of Products Sold	596,737	637,347	692,414	194,221	197,935	179,397	195,388	766,941	205,338	194,057			399,395
Selling, General and Administrative	70,666	74,814	78,434	23,228	14,832	20,487	30,116	88,663	21,058	30,147			51,205
Interest	14,827	24,102	23,533	9,264	7,851	7,340	6,700	31,155	5,542	4,643			10,185
Loss on Debt Retirements and Spin-off Charges		12,302	894	112,284	107	—	856	113,247	—				—
Other Income	(4,762)	(40,482)	(22,727)	(4,141)	(8,161)	(5,274)	(29,694)	(47,270)	(3,551)	(24,800)			(28,351)

	677,468	708,083	772,548	334,856	212,564	201,950	203,366	952,736	228,387	204,047	—	—	432,434

Income from Continuing Operations Before Income Taxes	40,650	59,096	62,255	(92,972)	8,200	14,813	61,145	(8,814)	43,265	41,785	—	—	85,050
Income Taxes	13,485	16,819	16,811	(32,948)	2,006	3,502	19,215	(8,225)	13,834	13,133			26,967

Income from Continuing Operations	27,165	42,277	45,444	(60,024)	6,194	11,311	41,930	(589)	29,431	28,652	—	—	58,083
Income (Loss) from Discontinued Operations - net of Income Taxes	(51,362)	(4,378)	79,079	8,691	—	—	—	8,691					—

Income (Loss) before Accounting Change	(24,197)	37,899	124,523	(51,333)	6,194	11,311	41,930	8,102	29,431	28,652	—	—	58,083
Cumulative Effect of Accounting Change - net of Income Taxes	—	(1,551)	—	—	—	—	—	—	—	—	—	—	—

Net Income	(24,197)	36,348	124,523	(51,333)	6,194	11,311	41,930	8,102	29,431	28,652	—	—	58,083

Texas Industries, Inc. Consolidated Balance Sheets In $ Thousands

	5/31/2004	8/31/2005	11/30/2005	2/28/2006	5/31/2006	8/31/2006	11/30/2006

Cash	133,053	137,503	133,287	80,194	84,139	66,300	83,648
Short-term Investments	—	—	24,527	48,584	50,606	39,122	10,012
Accounts Receivable	108,364	117,817	105,329	110,019	132,849	160,569	129,517
Inventories	89,373	87,961	90,986	103,553	102,052	101,330	100,929
Deferred Income Taxes and Prepaid Expenses	31,553	30,072	29,295	26,946	33,599	26,820	15,475

Total Current Assets	362,343	373,353	383,424	369,296	403,245	394,141	339,581
Goodwill	61,307	61,307	61,307	59,911	58,395	58,395	58,395
Real Estate and Investments	42,430	100,597	102,746	104,508	125,913	107,604	131,513
Deferred Income Taxes, Intangibles and Other Charges	39,259	36,805	37,907	37,274	22,706	22,493	22,271
Net Assets of Discontinued Operations	798,353	—	—	—	—	—	—

	941,349	198,709	201,960	201,693	207,014	188,492	212,179
Property, Plant and Equipment	865,133	885,833	900,716	929,153	953,474	1,015,880	1,098,134
Accumulated Depreciation	452,324	474,458	483,279	490,132	483,163	492,569	503,070

Net Property, Plant and Equipment	412,809	411,375	417,437	439,021	470,311	523,311	595,064

Total Assets	1,716,501	983,437	1,002,821	1,010,010	1,080,570	1,105,944	1,146,824

Accounts Payable	53,497	66,396	69,343	75,111	63,581	69,866	75,557
Accrued Interest, Wages and Other Items	38,833	31,966	45,644	33,412	55,059	44,662	54,371
Current Portion of Long Term Debt	699	687	685	683	681	680	1,475

Total Current Liabilities	93,029	99,049	115,672	109,206	119,321	115,208	131,403
Long Term Debt	598,412	252,188	251,848	251,848	251,505	251,507	250,358
Convertible Subordinated Debentures	199,937	199,937	199,937	199,937	159,725	159,655	159,655
Deferred Income Taxes and Other Credits	63,139	63,961	58,551	61,079	76,955	81,204	78,186

Shareholders Equity	761,984	368,302	376,813	387,940	473,064	498,370	527,222
Total Liabilities and Shareholders Equity	1,716,501	983,437	1,002,821	1,010,010	1,080,570	1,105,944	1,146,824

Texas Industries, Inc. Consolidated Statements of Cash Flows In $ Thousands

	FY2003	FY2004	FY2005	FY2006					FY2007

				Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

CONTINUING OPERATIONS
Operating Activities
Income from Continuing Operations	27,165	42,277	45,444	(60,024)	6,194	11,311	41,930	(589)	29,431	28,652	—	—	58,083
Adjustments to Reconcile Income from Continuing
Operations to Cash Provided (Used) by
Continuing Operating Activities
Loss on Debt Retirements	—	12,302	—	107,001	5	—	—	107,006	—	—			—
Loss (Gain) on Asset Disposals	687	(37,997)	(6,582)	(355)	(6,050)	(2,872)	(25,491)	(34,768)	(490)	(49)			(539)
Depreciation, Depletion and Amortization	49,196	47,409	46,474	11,185	11,134	11,054	11,582	44,955	11,172	11,112			22,284
Deferred Income Taxes (Benefit)	(27,726)	319	33,811	(31,832)	504	4,696	33,213	6,581	3,777	4,734			8,511
Income Tax Benefit from Stock Option Exercises	—	—	—	—	—	—	—	—	—				—
Other - Net	6,000	5,391	8,889	(161)	1,420	(269)	6,580	7,570	(502)	2,482			1,980
Changes in Operating Assets and Liabilities								—					—
Receivables Sold	(7,321)	(72,032)	—	—	—	—	—	—	—				—
Accounts Receivable - Net	(1,258)	1,052	(8,873)	211	11,746	(4,718)	(12,299)	(5,060)	(6,218)	9,034			2,816
Inventories	(1,635)	1,664	6,082	(4,670)	(3,025)	(12,567)	1,501	(18,761)	722	840			1,562
Prepaid Expenses	2,099	(5,744)	(1,680)	(791)	(21)	1,205	(330)	63	953	1,412			2,365
Accounts Payable and Accrued Liabilities	3,889	(3,011)	17,017	(11,198)	16,287	(5,601)	(11,643)	(12,155)	(2,782)	16,338			13,556
Other Credits	2,819	7,375	3,838	4,993	(3,831)	3,039	(1,674)	2,527	—	—			—

Cash Provided (Used) by Continuing Operations	53,915	(995)	144,420	14,359	34,363	5,278	43,369	97,369	36,063	74,555	—	—	110,618
Investing Activities
Capital Expenditures	(32,327)	(15,887)	(46,178)	(10,321)	(19,582)	(33,670)	(46,672)	(110,245)	(64,118)	(83,338)			(147,456)
Proceeds from Asset Disposals	11,258	47,243	7,136	817	9,612	4,080	8,598	23,107	987	(212)			775
Purchases of Short-term Investments - net					(24,527)	(23,973)	(2,000)	(50,500)	11,500	29,000			40,500
Investments in Insurance Contracts	(713)	(1,162)	(58,798)	(1,028)	(1,721)	(1,322)	(295)	(4,366)	(2,402)	(1,872)			(4,274)
Other - Net	2,961	(2,875)	(677)	1,605	(1,368)	(2,252)	2,627	612	297	(402)			(105)

Cash Provided (Used) by Investing Activities	(18,821)	27,319	(98,517)	(8,927)	(37,586)	(57,137)	(37,742)	(141,392)	(53,736)	(56,824)	—	—	(110,560)
Financing Activities
Long Term Borrowings	366,640	718,097	—	250,000	—	—	—	250,000	—	—			—
Debt Retirements	(371,344)	(592,398)	(699)	(600,009)	(342)	(2)	(347)	(600,700)	(1)	(354)			(355)
Debt Issuance Costs	(1,458)	(16,378)	(39)	(7,051)	(247)	(58)	(7)	(7,363)	—	—			—
Debt Retirement Costs		(8,605)	—	(96,024)	(5)		—	(96,029)	—	—			—
Interest Rate Swap Terminations		8,358	(6,315)	—	—		—	—	—	—			—
Stock Option Exercises	512	2,541	41,399	3,853	2,027	1,148	482	7,510	752	1,091			1,843
Common Dividends Paid	(6,315)	(6,336)	(6,643)	(1,711)	(1,729)	(1,732)	(1,736)	(6,908)	(1,798)	(1,802)			(3,600)
Other - Net	(1,961)	(26)	—	—	—	—		—	881	682			1,563

Cash Provided (Used) by Financing Activities	(13,926)	105,253	27,703	(450,942)	(296)	(644)	(1,608)	(453,490)	(166)	(383)	—	—	(549)

Net Cash Provided (Used) by Continuing Operations	21,168	131,577	73,606	(445,510)	(3,519)	(52,503)	4,019	(497,513)	(17,839)	17,348	—	—	(491)
DISCONTINUED OPERATIONS
Cash Provided (Used) by Discontinued Operating Activities	(5,797)	12,668	73,104	(6,587)	(527)	(590)	(74)	(7,778)					—
Cash Used by Discontinued Investing Activities	(23,265)	(14,068)	(28,163)	(2,712)	(45)	—	—	(2,757)					—
Cash Used by Discontinued Financing Activities	(2,117)	—	—	340,712	(125)	—	—	340,587					—

Net Cash Provided (Used) by Discontinued Operations	(31,179)	(1,400)	44,941	331,413	(697)	(590)	(74)	330,052	—	—	—	—	—

Increase (Decrease) in Cash and Cash Equivalents	(10,011)	130,177	118,547	(114,097)	(4,216)	(53,093)	3,945	(167,461)	(17,839)	17,348	—	—	(491)
Beginning Cash and Cash Equivalents	12,887	2,876	133,053	251,600	137,503	133,287	80,194	251,600	84,139	66,300	83,648	83,648	84,139

Ending Cash and Cash Equivalents	2,876	133,053	251,600	137,503	133,287	80,194	84,139	84,139	66,300	83,648	83,648	83,648	83,648

Texas Industries, Inc. Reconciliation of EBITDA to Net Income and Cash Provided (Used) by Continuing Operations In $ Thousands

	FY2003	FY2004	FY2005	FY2006					FY2006

				Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

EBITDA Defined
Net Income (Loss) from Continuing Operations	27,165	42,277	45,444	(60,024)	6,194	11,311	41,930	(589)	29,431	28,652	—	—	58,083
Plus (minus):
Interest	14,827	24,102	23,533	9,264	7,851	7,340	6,700	31,155	5,542	4,643	—	—	10,185
Income Taxes (Benefit)	13,485	16,819	16,811	(32,948)	2,006	3,502	19,215	(8,225)	13,834	13,133	—	—	26,967
Depreciation, Depletion & Amortization	49,196	47,409	46,474	11,185	11,134	11,054	11,582	44,955	11,172	11,112	—	—	22,284
Loss on Early Retirement of Debt and Spin-off Charges	—	12,302	894	112,284	107	—	856	113,247	—	—	—	—	—

EBITDA	104,673	142,909	133,156	39,761	27,292	33,207	80,283	180,543	59,979	57,540	—	—	117,519

EBITDA represents income from continuing operations before interest, income taxes, depreciation and amortization, and loss on early retirement of debt
EBITDA is presented because we believe it is a useful indicator of our performance and our ability to meet debt service and capital expenditure requirements.
It is not, however, intended as an alternative measure of operating results or cash flow from operations as determined in accordance with generally accepted accounting principles.
EBITDA is not necessarily comparable to similarly titled measures used by other companies.

EBITDA Reconciliation
Cash from Continuing Operating Activities	53,915	(995)	144,420	14,359	34,363	5,278	43,369	97,369	36,063	74,555	—	—	110,618
Plus (minus):
Changes in Operating Assets and Liabilities	1,407	70,696	(16,384)	11,455	(21,156)	18,642	24,445	33,386	7,325	(27,624)	—	—	(20,299)
Deferred Taxes (Benefit)	27,726	(319)	(33,811)	31,832	(504)	(4,696)	(33,213)	(6,581)	(3,777)	(4,734)	—	—	(8,511)
Income Taxes (Benefit)	13,485	16,819	16,811	(32,948)	2,006	3,502	19,215	(8,225)	13,834	13,133	—	—	26,967
Income Tax Benefit from Stock Option Exercises	—	—	—	—	—	—	—	—	—	—	—	—	—
Loss (Gain) on Disposal of Assets	(687)	37,997	6,582	355	6,050	2,872	25,491	34,768	490	49	—	—	539
Interest	14,827	24,102	23,533	9,264	7,851	7,340	6,700	31,155	5,542	4,643	—	—	10,185
Spin-off Charges	—	—	894	5,283	102	—	856	6,241	—	—	—	—	—
Other - net	(6,000)	(5,391)	(8,889)	161	(1,420)	269	(6,580)	(7,570)	502	(2,482)	—	—	(1,980)

EBITDA	104,673	142,909	133,156	39,761	27,292	33,207	80,283	180,543	59,979	57,540	—	—	117,519

Texas Industries, Inc. Business Segment Summary $ Thousands

	FY2004	FY2005					FY2006					FY2007

		Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

Segment Net Sales (Including Delivery Fees)
Cement	383,623	111,038	102,356	91,123	127,378	431,895	116,202	111,528	109,144	134,608	471,482	137,690	122,770	—	—	260,460
Aggregates	206,970	53,921	49,549	52,545	69,957	225,972	67,643	54,767	61,289	72,410	256,109	75,895	65,879			141,774
Consumer Products	274,939	69,576	69,246	60,342	83,348	282,512	87,518	83,420	75,495	91,025	337,458	89,545	87,229			176,774
Eliminations	(98,353)	(25,462)	(26,553)	(22,971)	(30,590)	(105,576)	(29,479)	(28,951)	(29,165)	(33,532)	(121,127)	(31,478)	(30,046)			(61,524)

Total Net Sales	767,179	209,073	194,598	181,039	250,093	834,803	241,884	220,764	216,763	264,511	943,922	271,652	245,832	—	—	517,484
Operating Profit
Cement	66,069	17,017	17,323	10,051	38,328	82,719	26,341	12,699	25,802	46,111	110,953	40,134	50,346			90,480
Aggregtates	19,047	6,194	8,689	3,913	11,106	29,902	7,907	3,252	6,023	31,157	48,339	12,582	6,832			19,414
Consumer Products	11,013	511	(851)	(2,703)	8,302	5,259	4,236	1,359	(238)	4,992	10,349	3,641	2,623			6,264
Unallocated Overhead and Other Income	26,680	(2,416)	(1,842)	2,173	(2,222)	(4,307)	(2,393)	(2,197)	(2,582)	(3,009)	(10,181)	(1,911)	(2,877)			(4,788)

Total Operating Profit	122,809	21,306	23,319	13,434	55,514	113,573	36,091	15,113	29,005	79,251	159,460	54,446	56,924	—	—	111,370
Corporate
Selling, General and Administrative	(28,658)	(6,418)	(8,268)	(8,169)	(10,417)	(33,272)	(10,881)	(4,099)	(8,782)	(15,348)	(39,110)	(7,747)	(14,522)			(22,269)
Interest	(24,102)	(5,130)	(5,044)	(5,648)	(7,711)	(23,533)	(9,264)	(7,851)	(7,340)	(6,700)	(31,155)	(5,542)	(4,643)			(10,185)
Loss on Debt Retirements and Spin-off Charges	(12,302)	—	—	(314)	(580)	(894)	(112,284)	(107)	—	(856)	(113,247)	—	—			—
Other Income	1,349	418	3,496	1,029	1,438	6,381	3,366	5,144	1,930	4,798	15,238	2,108	4,026			6,134

Income (loss) from Continuing Operations before Income Taxes	59,096	10,176	13,503	332	38,244	62,255	(92,972)	8,200	14,813	61,145	(8,814)	43,265	41,785	—	—	85,050

Major Gains (Losses) in Other Income
Unallocated Overhead - Sale of Brick Assets	34,710					—					—					—
Aggregates - Sale of Emissions Credits			6,225			6,225					—					—
Aggregates - Sale of Real Estate						—				23,987	23,987					—
Cement - Cement Antidumping Settlement													19,803			19,803